UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:                                                     February 28, 2013

Date of reporting period:                                                  February 28, 2013

ITEM 1.  REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

April 23, 2013

To Our Shareholders:

We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 28, 2013.

The Net Asset Value per share (“NAV”) of the Fund increased by 0.8% and the closing market price of the Fund (on the New York Stock Exchange) increased by 3.4% for the year after giving effect for the reinvestment of income dividends and long-term capital gain distributions. The closing market price of the Fund on February 28, 2013 was $8.00, representing a discount of 9.4% to the NAV of $8.83. The net assets of the Fund totaled $250,273,261 on February 28, 2013.

The Russell/Nomura Small CapTM Index, the Fund’s benchmark (“Benchmark”), increased by 6.8% in United States (“U.S.”) dollar terms. During the year ended February 28, 2013, the Fund underperformed the Benchmark by 6.0%. The Tokyo Price Index (the “TOPIX”), consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), increased by 2.5% and the Nikkei Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 4.4% in U.S. dollar terms for the year ended February 28, 2013. The Japanese yen (“Yen”) depreciated by 13.9% against the U.S. dollar during the year.

For the quarter ended February 28, 2013, the Benchmark increased by 11.4%, the TOPIX increased by 11.6%, and the Nikkei increased by 9.3% in U.S. dollar terms. The NAV of the Fund increased by 11.2% and underperformed the Benchmark by 0.2%. The Fund’s share price increased by 14.5% during the quarter. The Yen depreciated by 11.9% against the U.S. dollar during the quarter.

The Portfolio

Equity holdings represented 99.4% of the Fund’s net assets at February 28, 2013. The Fund was diversified into 84 stocks, of which 74 were TSE First Section stocks, one was a TSE Second Section stock, three were JASDAQ stocks and six were other smaller capitalization stocks, comprising 83.6%, 2.2%, 6.9% and 6.7%, respectively, of net assets on February 28, 2013.

Performance

In terms of the sector allocation strategy, overweight positions in the Information and Software sector, Transportation sector, and Miscellaneous Manufacturing sector produced the largest positive contributions, although sector returns were eroded by the underweight positions in the Machinery and Machine Tools sector and Electronics sector. Altogether, the sector allocation strategy results were positive.

Stock attribution analysis shows that some holdings, such as Asahi Intecc Co., Ltd. in the Miscellaneous Manufacturing sector and Otsuka Corporation in the Information and Software sector contributed to the relative performance. Meanwhile, some stocks in the Services sector, such as Daiseki Co., Ltd., Rakuten, Inc., and Message Co., Ltd. had a negative impact on the portfolio. Rakuten, Inc., the Fund’s largest stock holding, had downward pressure on its valuation during the second half of the fiscal year amid concerns about increased competition in the Japanese e-commerce market. The position in Message Co., Ltd. detracted from the performance due to a stock price correction caused by a downward revision to its earnings forecast announced in November.

Market Review

The Benchmark increased by 21.5% in local currency terms for the fiscal year ended February 28, 2013. The Benchmark outperformed the broad Japanese equity market, measured by the TOPIX, which increased by 16.7% during the period. During the second and third quarters of 2012, the Japanese stock market experienced a severe correction given economic weakness evident not only in Europe, but also in the U.S. and China. Amid such an environment, the earnings of small and medium sized companies were relatively robust compared to large sized companies given their stable domestic demand and limited foreign exposure.

In the second quarter of 2012, the Japanese equity market fell due to instability in the European financial system, economic distress in Europe, the U.S. and China, and the Yen’s appreciation. The Benchmark dropped steeply through April and May of 2012. European debt worries resurfaced in April 2012 when weak demand for a Spanish government bond auction pushed yields to unsustainable levels, triggering further risk aversion. The possibility of a Greek default and exit from the single currency, as well as a substantial credit rating downgrade of several Spanish financial institutions compounded investors’ anxieties about the financial system’s instability in Europe. In addition to the economic distress in Europe, both the U.S. and China reported weakness in their economic indicators. However, restaged elections in Greece allayed fears of an immediate crisis and favorable policy responses from the authorities, including the European Central Bank and the Federal Reserve, helped to ease the risk aversion in June 2012.

In the third quarter 2012, the Japanese equity market fluctuated within a relatively narrow range given indications of global economic distress and monetary policy announcements from the central banks of Europe, the U.S., and Japan. Equity prices dropped sharply in July 2012 in reaction to the negative earnings impact of the strengthening Yen, which followed renewed fears about the fiscal stability of Spain and Italy as well as some unexpectedly weak economic indicators from the U.S. Through August and September 2012, the Japanese equity market posted several short-lived recoveries as the Yen retreated from its recent highs and as the central banks of Europe, the U.S., and Japan announced additional or extended monetary easing policies. However, amid decelerating global economic growth, the market trended lower. There remains an overhanging risk of further economic deterioration in China in the short run. However, the expansion of public investment by the Chinese government could lift economic growth towards next year.

During the period from October 2012 to February 2013, equity market performance was maintained by currency depreciation and expectations for fiscal policy support after the December general election in Japan. While many markets appeared apprehensive about the fiscal cliff threat facing the U.S. economy, expectations of a shift in Japan’s monetary and fiscal policies triggered a rapid fall in the Yen that helped to lift the Tokyo stock market and fuel a strong rally in the latter half of the fiscal year end quarter. Progress in the European Union’s bailout plans for Greece also improved global investor sentiment, which hastened the euro’s rise against the Yen. Prime Minister Noda announced the surprise dissolution of the Diet’s lower house and called a general election in December 2012. Given the poor approval ratings for the Noda cabinet and the Democratic Party of Japan (“DPJ”), the election resulted in a landslide victory for the Liberal Democratic Party (“LDP”), which had pledged to introduce reflationary economic policies to boost growth and tackle chronic deflation. The LDP leader, Shinzo Abe, became the new Prime Minister at the end of December 2012, heightening expectations of an aggressively pro-growth economic policy. Prime Minister Abe urged the Bank of Japan (“BOJ”) to raise its inflation target from 1% to 2%. He suggested amending of the law governing the BOJ to require the central bank to implement aggressive monetary policies in order to establish a positive consumer pricing index trend creating conditions for a weaker Yen. The new government suggested that it would be prepared to postpone implementation of the consumption tax hike and revealed plans to expand fiscal spending.

The strong market trend continued after the year end. The market rose in January 2013 as a global rally prompted investors to be less risk averse and as the Yen depreciated on speculation that the BOJ would adopt monetary easing measures. In February 2013, despite worsened external conditions, stocks with strong fundamentals surged, fueled by expectations that the Yen weakness would improve corporate earnings.

Outlook and Future Strategy

Japan’s equity market continues to reflect the expected positive effects of Prime Minister Abe’s growth oriented economic policies comprised of an accommodative monetary policy, expansionary fiscal policy, and a new growth oriented reform program. With the introduction of the supplementary budget, a dovish nominee to take over as BOJ governor, and the likelihood of participation in the Trans-Pacific Strategic Partnership, this policy agenda is gradually taking shape. The Abe government’s policy mix has begun to stimulate improvements in consumer and corporate confidence as well as investor sentiment, although each of these could relapse. Meanwhile, production activity seems to have bottomed out in the last quarter and the recovery remains weak. Investors seem to doubt whether the policy implementation is having any real impact on the economy. While the actual recovery in the economy remains tepid, the equity market could face a lack of positive incentives for the time being. In valuation terms, the TOPIX index appears to be trading in its fair value range, with a current price to earnings (“P/E”) ratio of 15. This suggests a forward P/E ratio of around 13 when considering the improvements to earnings estimates due to recent currency depreciation. Meanwhile, the price to book (“P/B”) ratio remains at 1.1, which offers some downside risk protection. Until there are further improvements in global economic conditions or the likely impact of policy implementation, the Fund does not see any immediate catalysts to drive further gains in the Japanese equity market and expects equity market trading to remain range bound for a while.

The small cap equity market in Japan has performed comparatively well. Valuations have reached levels similar to the Japanese market average in terms of the P/E ratio, while the market P/B ratio gap between the small-cap market and overall Japanese equity market has been shrinking. However with a P/B ratio of 0.93, the aggregate small cap equity market is still trading below its book value.

In terms of portfolio strategy, the Fund will maintain overweight positions in the Miscellaneous Manufacturing, Services, and Information and Software sectors. Stock prices in these sectors are beginning to surge but still lag behind other economically sensitive stocks, such as stocks in the Banks and Finance sector. The Fund believes these stocks could take the lead as the rally progresses.

The Fund believes the new government’s policies will be an important factor driving the Japanese equity market for a while, since they will tend to benefit certain specific sectors. Accordingly, the Fund considers policy trends such as consumption tax hikes and promotion of public spending. The Fund has purchased shares of a generic drug maker based on the government’s policy of promoting this industry. The Fund has also increased the exposure to house builders. The Fund anticipates a market improvement focusing on fundamentals with the possibility of interim price corrections. The Fund therefore remains committed to the bottom up fundamental approach. The Fund is investigating stocks that are less sensitive to overall market trends but have their own strengths and growth potential in the event of a future market correction.

We appreciate your continuing support of your Fund.

Sincerely,

Masashi Terachi President

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.

The NAV price is adjusted for reinvestment of income dividends and capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends and capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Japanese Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. You cannot invest directly into an index.The Russell/Nomura Small CapTM Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total MarketTM Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total MarketTM Index. Currently, there are 1,148 securities in the Russell/Nomura Small CapTM Index.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC0330.

FUND CERTIFICATION

In November 2012, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

JAPAN SMALLER CAPITALIZATION FUND, INC.FUND HIGHLIGHTS—FEBRUARY 28, 2013 (Unaudited)

KEY STATISTICS
Net Assets	$250,273,261
Net Asset Value per Share	$8.83
Closing NYSE Market Price	$8.00
Percentage Change in Net Asset Value per Share*+	0.8%
Percentage Change in NYSE Market Price*+	3.4%

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small CapTM Index	21.5%	6.8%
TOPIX	16.7%	2.5%
Nikkei Average	18.9%	4.4%
*From March 1, 2012 through February 28, 2013.
+Reflects the percentage change in share price adjusted for reinvestment of income dividends and long term capital gain distributions.

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	83.6%
TSE Second Section Stocks	2.2
JASDAQ Stocks	6.9
Other Smaller Capitalization Stocks	6.7
Foreign Currency	0.5
Total Investments	99.9
Other Assets Less Liabilities, Net	0.1
Net Assets	100.0%

INDUSTRY DIVERSIFICATION

	% of Net Assets		% of Net Assets
Electronics	13.6	Banks and Finance	4.1
Services	10.5	Transportation	3.6
Miscellaneous Manufacturing	10.0	Wholesale	3.5
Chemicals and Pharmaceuticals	9.6	Construction and Engineering	2.5
Information and Software	9.0	Real Estate and Warehouse	2.2
Machinery and Machine Tools	8.0	Restaurants	1.5
Automotive Equipment and Parts	6.9	Food Manufacturing	0.8
Retail	6.8	Utilities	0.4
Iron and Steel	6.4

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

	Market	% of
Security	Value	Net Assets
Rakuten, Inc.	$7,540,864	3.0
Otsuka Corporation	6,978,294	2.8
Fuyo General Lease Co., Ltd.	6,268,659	2.5
Asahi Intecc Co., Ltd.	5,530,584	2.2
Daiseki Co., Ltd.	5,471,026	2.2
Hogy Medical Co., Ltd.	5,470,867	2.2
Hanwa Co., Ltd.	5,469,005	2.2
Paltac Corporation	5,445,892	2.2
Arcs Company, Limited	5,413,673	2.2
Kintetsu World Express Inc.	5,412,472	2.2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Japan Smaller Capitalization Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including the schedule of investments, as of February 28, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
April 23, 2013

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*

FEBRUARY 28, 2013

	Shares	Cost	Market Value	% of Net Assets
JAPANESE EQUITY SECURITIES Automotive Equipment and Parts
Musashi Seimitsu Industry Co., Ltd.	211,800	$4,910,102	$4,505,650	1.8
Ball joints, camshafts, and gears
Kinugawa Rubber Industrial Co., Ltd.	560,000	3,131,312	2,722,096	1.1
Manufacturers automative rubber and synthetic resin
Press Kogyo Co Ltd.	608,000	2,748,593	3,008,076	1.2
Chassis frames, axles, and suspensions
Tachi-S Co., Ltd.	180,200	3,317,534	2,897,012	1.2
Child transformation seats, seat components, and rotating units
Taiho Kogyo Co., Ltd.	153,400	1,168,874	2,006,141	0.8
Metal forgings
Tokai Rika Co., Ltd.	116,100	2,052,162	2,077,658	0.8
Electronic parts
Total Automotive Equipment and Parts		17,328,577	17,216,633	6.9

Banks and Finance
Century Tokyo Leasing Corporation	80,000	1,726,591	1,869,870	0.8
Equipment and machinery leasing
Fuyo General Lease Co., Ltd.	175,200	4,987,603	6,268,659	2.5
Machinery leasing
The Keiyo Bank, Ltd.	134,000	671,710	703,583	0.3
General banking services
The Mie Bank, Ltd.	552,000	2,296,870	1,284,833	0.5
General banking services
Total Banks and Finance		9,682,774	10,126,945	4.1

Chemicals and Pharmaceuticals
Adeka Corporation	597,900	5,742,020	5,275,397	2.1
Resin products
Central Glass Co., Ltd.	840,000	3,594,560	2,764,534	1.1
Glass and Chemicals
Daiso Co., Ltd.	352,000	990,593	1,017,473	0.4
Caustic soda
Koatsu Gas Kogyo Co., Ltd.	259,000	1,484,286	1,438,422	0.6
High-pressured gases and chemicals
Nichi-Iko Pharmaceutical Co., Ltd.	231,200	4,697,582	4,970,913	2.0
Medical drugs
Rohto Pharmaceutical Co., Ltd.	266,000	2,973,420	3,458,547	1.4
Pharmaceuticals manufacturer
Sakai Chemical Industry Co., Ltd.	817,000	2,733,639	2,494,251	1.0
Titanium oxide, polyvinyl chloride stabilizers, and pharmaceuticals

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

FEBRUARY 28, 2013

	Shares	Cost	Market Value	% of Net Assets
Sekisui Plastics Co., Ltd.	353,000	$1,474,904	$856,036	0.3
Plastic products
Shikoku Chemicals Corporation	257,000	1,469,327	1,761,189	0.7
Fine, organic, and inorganic chemicals
Total Chemicals and Pharmaceuticals		25,160,331	24,036,762	9.6

Construction and Engineering
Hajime Construction Co., Ltd	118,000	4,801,709	4,701,092	1.9
Detached houses
Takasago Thermal Engineering Co., Ltd.	215,500	1,760,230	1,623,774	0.6
Air-conditioning facilities
Total Construction and Engineering		6,561,939	6,324,866	2.5

Electronics
Alpine Electronics, Inc.	405,000	5,254,053	3,915,394	1.6
Car audio and navigation systems
Fuji Machine Mfg. Co., Ltd.	564,400	4,670,819	4,460,453	1.8
Automated assembly machines
Fujitsu General Limited	193,000	1,072,241	1,525,279	0.6
Air conditioners
Funai Electric Co., Ltd.	78,800	1,770,211	966,552	0.4
Audio-visual equipment
Hitachi Kokusai Electric Inc.	357,000	2,990,354	2,995,291	1.2
Wireless communication equipment
Japan Digital Laboratory Co., Ltd.	124,700	1,422,909	1,476,906	0.6
Computers for accounting and financial use
MegaChips Corporation	86,200	1,268,352	1,357,811	0.5
Large-Scale-Integration circuits
Mimasu Semiconductor Industry Co., Ltd	285,000	2,681,886	2,304,807	0.9
Silicon and gallium
Nippon Chemi-Con Corporation†	1,074,000	4,462,410	2,988,178	1.2
Electronic components and circuit products
Panasonic Industrial Devices SUNX Co., Ltd.	359,000	1,667,513	1,566,277	0.6
Sensing and control equipment
Sato Corporation	273,200	3,366,109	5,167,050	2.1
Automation recognition systems
Shinko Electric Industries Co., Ltd	94,500	677,089	768,318	0.3
Semiconductor packages
Siix Corporation	285,400	3,795,870	3,908,531	1.6
Video, audio, and office equipment
Tomen Devices Corporation	31,900	696,077	624,048	0.2
Semiconductors
Total Electronics		35,795,893	34,024,895	13.6

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

FEBRUARY 28, 2013

	Shares	Cost	Market Value	% of Net Assets
Food Manufacturing
Warabeya Nichiyo Co., Ltd.	129,400	$1,726,786	$2,060,705	0.8
Prepared boxed lunches
Total Food Manufacturing		1,726,786	2,060,705	0.8

Information and Software
DTS Corporation	316,200	4,015,780	4,867,775	2.0
Information technology services
Kadokawa Group Holdings, Inc.	74,800	2,278,887	1,967,782	0.8
Publishing, movie/visual, and internet-related businesses
Otsuka Corporation	68,500	4,643,856	6,978,294	2.8
Computer information system developer
SKY Perfect JSAT Holdings Inc.	5,850	2,701,427	2,960,783	1.2
Broadcasting and data transmission
Square Enix Holdings Co., Ltd.	267,400	5,091,616	3,083,046	1.2
Entertainment software
Toei Company Ltd.	437,000	2,320,400	2,620,959	1.0
Movies, television programs, and video software
Total Information and Software		21,051,966	22,478,639	9.0

Iron and Steel
Daido Steel Co., Ltd.	385,000	1,488,406	2,054,834	0.8
Manufactures and sells steel
Hanwa Co., Ltd.	1,292,000	5,231,636	5,469,005	2.2
Steel imports/exports
Neturen Co., Ltd.	428,100	3,389,337	3,438,889	1.4
Induction hardening equipment
Yamato Kogyo Co., Ltd.	176,800	4,801,894	5,077,952	2.0
Structural steel products and railway track accessories
Total Iron and Steel		14,911,273	16,040,680	6.4

Machinery and Machine Tools
Asahi Diamond Industrial Co., Ltd.	339,400	4,740,190	3,101,154	1.2
Instruments and machines for diamond objects
Disco Corporation	84,000	4,872,226	4,828,841	1.9
Precision cutting, grinding, and polishing machines
Hosokawa Micron Corporation	242,000	1,330,310	2,119,498	0.9
Powder and particle processing machinery and devices
Star Micronics Co., Ltd.	291,100	2,889,805	2,971,823	1.2
Small-sized precision components and equipments
THK Co., Ltd.	248,500	5,888,163	4,656,853	1.9
Linear motion systems

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

FEBRUARY 28, 2013

	Shares	Cost	Market Value	% of Net Assets
Trusco Nakayama Corporation	118,700	$2,043,406	$2,327,224	0.9
Industrial machinery
Total Machinery and Machine Tools		21,764,100	20,005,393	8.0

Miscellaneous Manufacturing
Asahi Intecc Co., Ltd.	114,800	3,033,568	5,530,584	2.2
Medical tools
Hogy Medical Co., Ltd.	102,400	4,520,607	5,470,867	2.2
Medical supply products
Kitz Corporation	465,000	2,156,988	2,305,619	0.9
Valves and flow control devices
LEC, Inc.	78,300	1,039,114	1,118,935	0.5
Household products
Mitsui Mining & Smelting Co., Ltd.	337,000	1,065,088	835,477	0.3
Non-ferrous metals
Nihon Kohden Corporation	77,200	2,110,708	2,691,177	1.1
Medical equipment
Nichiha Corporation	250,300	2,923,047	3,585,005	1.4
Armoring materials
Nippon Pillar Packing Co., Ltd.	183,000	1,403,479	1,372,946	0.6
Industrial-type mechanical seals
Toyo Tanso Co., Ltd.	85,600	3,396,985	2,015,589	0.8
Carbon and graphite
Total Miscellaneous Manufacturing		21,649,584	24,926,199	10.0

Real Estate and Warehouse
Daibiru Corporation	437,900	3,900,301	4,375,682	1.7
Leases office buildings, apartments and hotels
Nihon Eslead Corporation	107,500	920,890	1,148,668	0.5
Condominiums
Total Real Estate and Warehouse		4,821,191	5,524,350	2.2

Restaurants
Kura Corporation	69,000	887,551	967,360	0.4
Sushi
Saint Marc Holdings Co., Ltd.	69,000	2,659,319	2,801,234	1.1
Restaurants and cafes
Total Restaurants		3,546,870	3,768,594	1.5

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

FEBRUARY 28, 2013

	Shares	Cost	Market Value	% of Net Assets
Retail
Arcs Company, Limited	283,000	$4,996,863	$5,413,673	2.2
Supermarkets and discount stores
Asahi Co., Ltd.	163,000	2,630,313	2,249,919	0.9
Bicycles, parts and accessories
Felissimo Corporation	56,100	1,121,041	650,461	0.2
Catalog shopping
Heiwado Co., Ltd.	212,000	2,662,853	3,022,670	1.2
Supermarkets
Ministop Co., Ltd.	49,000	631,089	789,347	0.3
Convenience stores
Pal Co., Ltd.	51,900	1,167,897	1,172,062	0.5
Apparel
Xebio Co., Ltd.	187,900	4,162,839	3,692,092	1.5
Sporting goods
Total Retail		17,372,895	16,990,224	6.8

Services
Daiseki Co., Ltd.	350,700	6,684,713	5,471,026	2.2
Waste disposal
Message Co., Ltd.	1,761	5,625,558	5,147,450	2.0
Nursing facilities
NEC Networks & System Integration Corporation	169,900	2,062,814	3,211,491	1.3
Communication systems
Nihon M&A Center Inc.	90,800	2,739,898	3,288,146	1.3
Provides merger and acquisition brokerage services
Rakuten, Inc.	869,600	8,440,558	7,540,864	3.0
Manages consumer websites
Resorttrust, Inc.	80,700	1,272,643	1,739,458	0.7
Timeshare resort hotels
Total Services		26,826,184	26,398,435	10.5

Transportation
Kintetsu World Express Inc.	151,500	4,283,147	5,412,472	2.2
Distribution services
Senko Co., Ltd.	710,000	2,665,314	3,543,466	1.4
Trucking and warehousing
Total Transportation		6,948,461	8,955,938	3.6

Utilities
The Okinawa Electric Power Company, Incorporated	35,500	1,485,132	1,073,032	0.4
Thermal power
Total Utilities		1,485,132	1,073,032	0.4

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

FEBRUARY 28, 2013

	Shares	Cost	Market Value	% of Net Assets
Wholesale
Inabata & Co., Ltd.	333,200	$2,114,576	$2,470,954	1.0
Sells chemicals and other products
Paltac Corporation	418,500	4,926,124	5,445,892	2.2
Daily necessities
Sinanen Co., Ltd.	190,000	823,110	859,803	0.3
Wholesale of energy
Total Wholesale		7,863,810	8,776,649	3.5
TOTAL JAPANESE EQUITY SECURITIES		$244,497,766	$248,728,939	99.4

INVESTMENT IN FOREIGN CURRENCY
Japanese Yen Non-interest bearing account		1,205,777	1,198,224	0.5
TOTAL INVESTMENT IN FOREIGN CURRENCY		1,205,777	1,198,224	0.5
TOTAL INVESTMENTS		$245,703,543	$249,927,163	99.9
OTHER ASSETS LESS LIABILITIES, NET			346,098	0.1
NET ASSETS			$250,273,261	100.0

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2013.

Japanese Yen	JPY	V 92.37 = $1.00

 JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2013

ASSETS:
Investments in securities, at market value (cost—$244,497,766)	$248,728,939
Investment in foreign currency, at market value (cost—$1,205,777)	1,198,224
Receivable for investments sold	1,179,251
Receivable for dividends and interest, net of withholding taxes	513,177
Prepaid expenses	21,680
Cash and cash equivalents	96,373
Total Assets	251,737,644

LIABILITIES:
Payable for investments purchased	1,112,133
Accrued management fee	170,900
Accrued directors’ fee and expenses	17,671
Other accrued expenses	163,679
Total Liabilities	1,464.383

NET ASSETS:
Capital stock (par value of 28,333,893 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Accumulated net realized loss on investments and foreign currency transactions	(43,160,316)
Net unrealized appreciation on investments and foreign currency transactions	4,203,899
Undistributed net investment income	341,072
Net Assets	$250,273,261
Net asset value per share	$8.83

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2013

INCOME:
Dividend income (net of $369,040 withholding taxes)	$4,891,947
Interest income	50
Total Income		$4,891,997

EXPENSES:
Management fee	2,226,931
Custodian fees	187,395
Legal fees	165,655
Auditing and tax reporting fees	79,973
Directors’ fees and expenses	79,935
Shareholder reports	43,640
Annual meeting expenses	29,355
Registration fees	24,820
Transfer agency fees	8,290
Miscellaneous fees	5,760
Total Expenses		2,850,754
INVESTMENT INCOME – NET		2,041,243

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		2,997,340
Net realized gain on foreign currency transactions		(268,384)
Net realized gain on investments and foreign currency transactions		2,728,956
Net change in unrealized appreciation on investments		26,760,254
Net change in unrealized depreciation on foreign currency transactions and translation		(29,693,784)
Net realized and unrealized loss on investments and foreign currency transactions and translation		(204,574)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(1,836,669)

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended
	February 28, 2013	February 29, 2012
FROM INVESTMENT ACTIVITIES:
Net investment income	$2,041,243	$1,495,000
Net realized gain on investments	2,997,340	4,887,905
Net realized gain (loss) on foreign currency transactions	(268,384)	155,838
Net change in unrealized depreciation on investments and foreign currency transactions and translation	(2,933,530)	(14,193,268)
Increase (decrease) in net assets derived from investment activities	1,836,669	(7,654,525)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.08102 and $0.0355 per share, respectively)	(2,295,680)	(1,005,853)
Decrease in net assets derived from distributions to shareholders	(2,295,680)	(1,005,853)

FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares issued to shareholders on rights offering	0	51,181,727
Increase in net assets derived from capital share transactions	0	51,181,727

NET ASSETS:
Beginning of year	250,732,272	208,210,923
End of year (including undistributed net investment income of $341,072 and $458,505 respectively)	$250,273,261	$250,732,272

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 2013

1.	Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990.

In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions — Transactions denominated in Japanese Yen (“Yen”) are recorded in the Fund’s records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the year. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the end of the year. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at February 28, 2013. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS - Continued

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2013, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Capital Account Reclassification — For the year ended February 28, 2013, the Fund’s undistributed net investment income was increased by $137,004 and the accumulated net realized loss was increased by $137,004. These adjustments were primarily due to the result of the reclassification of foreign currency losses and the tax treatment of passive foreign investment companies. These adjustments had no impact on net assets.

(e) Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (effective 4/1/03 to 12/31/12) and 7.149% (effective 1/1/13 to 12/31/13) and on interest at a rate of 15% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likelythan-not” of being sustained by the applicable tax authority. As of and during the year ended February 28, 2013, as well as for the prior three tax years, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet oc-

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS - Continued

curred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the statement of assets and liabilities.

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund, for which it is compensated by the manager, not the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million. Under the management agreement, the Fund incurred fees to the Manager of $2,226,931 for the year ended February 28, 2013. Under the investment advisory agreement, the Manager informed the Fund that the Investment Adviser earned fees of $995,616 for the year ended February 28, 2013, from the Manager, not the Fund. At February 28, 2013, the fee payable to the Manager, by the Fund, was $170,900.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended February 28, 2013. The Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000. The Chairman of the Audit Committee, presently David B. Chemidlin, receives an additional annual fee of $1,000. Such fees and expenses for unaffiliated Directors aggregated $79,935 for the year ended February 28, 2013.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 28, 2013 were $85,389,514 and $85,651,769, respectively.

4.	Federal Income Tax

As of February 28, 2013, net unrealized appreciation on investments, exclusive of investments in foreign currency, for Federal income tax purposes was $3,125,231, of which $23,386,816 related to appreciated securities and $20,261,585 related to depreciated securities. The cost of investments, exclusive of investments in foreign currencies of $1,205,777 at February 28, 2013 for Federal income tax purposes was $245,603,708.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS - Continued

At February 28, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,156,531
Accumulated capital and other losses	($42,869,658	)(a)
Unrealized appreciation on investments	$3,097,957	(b)
Total accumulated deficit	$(38,615,170)

(a) Net losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. In this regard, the Fund elected to defer $3,760,648 of qualified late year long term losses that are deemed to arise on March 1, 2013.

(b) The differences between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.

The tax character of distributions paid during the fiscal years ended February 28, 2013 and February 29, 2012 were as follows:

	February-13	February-12
Ordinary Income	$2,295,680	$1,005,853
Capital Gains	$0	$0

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Fund has a capital loss carryforward as of February 28, 2013 of $39,109,010 of which $19,707,136 expires on February 28, 2017 and $19,401,874 expires on February 28, 2018. In addition, the Fund utilized $6,352,600 of its current year net realized gains against accumulated capital losses. All of the Fund’s capital losses were generated in pre-enactment years.

5.	Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS - Continued

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures were effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of ASU 2011-04 by the Fund did not have a material impact on the financial statements.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2013.

Investments in
Level	Securities
Level 1
Equity Securities*	$248,728,939
Foreign Currency	1,198,224
Level 2	-0-
Level 3	-0-
Total	$249,927,163

*Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.

During the year ended February 28, 2013, there were no transfers between Level 1, Level 2, or Level 3 securities.

During the year ended February 28, 2013, the Fund did not hold any instruments which used significant unobservable inputs (Level 3) in determining fair value.

6.	Rights Offering

The Fund issued to its shareholders of record as of the close of business on June 23, 2011 transferable rights to subscribe for up to an aggregate of 7,091,723 shares of common stock of the Fund at a rate of one share of common stock for three rights held (“Primary Subscription”). During July 2011, the Fund issued a total of 7,091,723 shares of common stock on exercise of such rights at the subscription price of $7.60 per share, compared to a net asset value per share of $9.88 and a market value per share of $8.45. A sales load of 3.75% was included in the subscription price. Offering costs of $732,014 and the sales load were charged directly against the proceeds of the rights offering. As a result of the rights offering, there was a dilutive effect on the net asset value per share of the Fund in the amount of $0.47 per share.

7.	Recent Accounting Pronouncements

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011- 11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. In January 2013, FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) that provides clarification about which instruments and transactions are subject to ASU 2011-11. At this time, management is evaluating the implications of ASU 2011-11 and ASU 2013-01 on the financial statements.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year.

	For the Year Ended
	February 28,	February 29,		February 28,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.85	$9.80	$8.44	$6.49	$9.46
Net investment income@	0.07	0.06	0.03	0.02	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.01)	(0.50)	1.41	1.99	(2.90)
Total from investment operations	0.06	(0.44)	1.44	2.01	(2.86)
Distributions from net investment income	(0.08)	(0.04)	(0.08)	(0.06)	(0.11)
Fund Share Transactions
Dilutive effect of Rights Offering*	—	(0.47)	—	—	—

Net asset value, end of year	$8.83	$8.85	$9.80	$8.44	$6.49
Market value, end of year	$8.00	$7.83	$9.58	$8.13	$5.79
Total investment return†	3.4%	(17.9%)	18.9%	41.5%	(34.4%)
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000)	$250,273	$250,732	$208,211	$179,381	$137,860
Operating expenses	1.19%	1.34%	1.44%	1.46%	1.42%
Net investment income	0.86%	0.67%	0.38%	0.23%	0.52%
Portfolio turnover	37%	66%	57%	66%	76%

@ Based on average shares outstanding.
* Decrease is due to the rights offering.
†Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2012 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Asset Management U.S.A. Inc. at Two World Financial Center, Building B, New York, New York on December 4, 2012. The purpose of the meeting was (1) to elect two Class III Directors to serve for a term to expire in 2015 and (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

At the meeting, Mr. Rodney A. Buck and Mr. David B. Chemidlin received a majority of the votes cast for the election of directors. Accordingly, they were reelected to serve until 2015 or until their successors are elected and qualified. The results of the voting at the Annual Meeting were as follows:

1.	To elect the Fund’s Class III Directors:

	Shares Voted For	% of Outstanding Shares	Shares Voted Withhold Authority	% of Outstanding Shares
Rodney A. Buck	20,609,732	72.74	2,386,450	8.42
David B. Chemidlin	20,513,021	72.40	2,483,161	8.76

INTERESTED DIRECTOR

Set out below is biographical and other information relating to a Director who is an “interested person,” as that term is defined in the Investment Company Act of 1940 (“1940 Act”), of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director***	Other Public Directorships Held by the Director
Masashi Terachi (50)* c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, New York 10281	Class II Director and President	Director and President since 2012
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC (“NGA”) since April 2012; Managing Director of Nomura Asset Management Singapore Limited from 2010 to 2012; Regional Director of Nomura Asset Management Singapore Limited from August 2008 to 2010; Senior Manager of Nomura Asset Management Co., Ltd. from 2007 to 2008.
				Two registered investment companies consisting of two portfolios	None

*
Mr. Terachi is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with NAM-U.S.A. Mr. Terachi is also a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser.

**
Mr. Terachi serves as a Class II Director for a term expiring at the Annual Meeting of Shareholders to be held in 2014 and until his successor is elected and qualifies or until his earlier resignation or removal.

***	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

INDEPENDENT DIRECTORS

Biographical and other information relating to the non-interested Directors of the Fund is set out below.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Public Directorships Held by Director
Rodney A. Buck (65)	Class III Director and Chairman of the Board	Director since 2006; Chairman of the Board since 2010
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding com- pany) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005.

				2 registered investment companies consisting of 2 portfolios	None

David B. Chemidlin (56)	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None

E. Han Kim (66)	Class I Director	Director since 2010	Business Administration Professor at Ross Business School, University of Michigan since 1990; Advisor to CEO of Taubman Com- pany since 2009; Advisor to CEO of POSCO from 2008 to 2009.	2 registered investment companies consisting of 2 portfolios	KT Corporation (formerly Korea Telecom)

Chor Weng Tan (77)	Class II Director	Director since 1990	Retired. Mr Tan’s professional career spans more than 30 years in engineering management and education, including service for 12 years as Dean of the School of Engineering at The Cooper Union.	2 registered investment companies consisting of 2 portfolios	None

*In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

Committees and Directors’ meetings. The Board of Directors has a standing Audit Committee, a standing Nominating Committee and standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards. Each Committee operates under a charter. Currently, Messrs. Kim, Buck, Chemidlin, and Tan are members of these Committees. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

During the fiscal year ended February 28, 2013, the Board of Directors held four meetings, the Audit Committee held one meeting and the Nominating Committee held one meeting. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) or Employment During Past Five Years

Masashi Terachi (50)	President and Class II Director	President since April 2012
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC (“NGA”) since April 2012; Managing Director of Nomura Asset Management Singapore Limited from 2010 to 2012; Regional Director of Nomura Asset Management Singapore Limited from August 2008 to 2010; Senior Manager of Nomura Asset Management Co., Ltd. From 2007 to 2008.

Kenneth L. Munt (66)	Vice President	Vice President since 2001	Managing Director since 2006 and Secretary of NAM-USA since 1999.
Hiromichi Aoki (54)	Vice President	Vice President since April 2012	Managing Director of NAM-USA since 2011; Managing Director and Head of Merchant Banking at Nomura International plc, London from 2006 to 2011.
Rita Chopra-Brath- waite (44)	Vice President	Vice President since 2011	Executive Director of NAM-USA since 2010; Senior Vice President of NAM-USA from 2007 to 2010; Vice President of NAM-USA from 2001 to 2007.
Neil Daniele (52)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-USA since 2005 and Managing Director of NAM-USA since 2007; Senior Vice President of NAM-USA from 2002 to 2007; Chief Compliance Officer of NGA since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009.

Robert Kleinman (47)	Treasurer	Treasurer since 2011	Executive Director, Controller and Treasurer of NAM-USA since 2008; Senior Vice President and Controller of Prospect Capital Corp. from 2007 to 2008; Director of Merrill Lynch & Co. from 2006 to 2007.
Amy J. Marose (35)	Assistant Treasurer	Assistant Treasurer since 2011	Vice President of NAM-USA since 2009; Senior Manager at Deloitte & Touche LLP from 2007 to 2009; Manager at Deloitte & Touche LLP from 2005 to 2007.

*	The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**	Elected by and serves at the pleasure of the Board of Directors.

JAPAN SMALLER CAPITALIZATION FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (“NAV”). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

TAX INFORMATION (Unaudited)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended February 28, 2013 as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the Fund designates $369,040 as foreign tax credit with the associated gross income of $5,260,987.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2014.

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN (Unaudited)

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2013, the Fund issued no new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the appropriate number of full shares will be reflected in the Fund records and a cash payment for any fractional shares will be issued. The shareholder may also request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee plus $0.15 per share sold will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

BOARD OF DIRECTORS

Rodney A. Buck
David B. Chemidlin
E. Han Kim
Chor Weng Tan
Masashi Terachi

OFFICERS

Masashi Terachi, President
Kenneth L. Munt, Vice President
Hiromichi Aoki, Vice President
Rita Chopra-Brathwaite, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Robert Kleinman, Treasurer
Amy J. Marose, Assistant Treasurer

MANAGER

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR

Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.
JAPAN Smaller Capitalization Fund, Inc. ANNUAL REPORT FEBRUARY 28, 2013

ITEM 2.  CODE OF ETHICS

______________________________________________________________________________
(a)
As of February 28 2013, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
There were no amendments during the fiscal year ended February 28, 2013 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.
(e)	Not applicable.
(f)	A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B.Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Audit Fees for the Registrant were $41,500 and $74,500 for each of the fiscal years ended 2/28/13 and 2/29/12, respectively.

(b) Audit-Related Fees. Audit-Related Fees for the Registrant were $10,000 and $10,000 for the fiscal years ended 2/28/13 and 2/29/12, respectively.  These amounts represent procedures performed in connection with the review of the Registrant’s semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 2/28/13 and 2/29/12 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 2/28/13 and 2/29/12, respectively.

(c) Tax Fees. Tax Fees for the Registrant were $8,500 and $11,400 for the fiscal years ended 2/28/13 and 2/29/12, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning rendered by Ernst & Young LLP ("E&Y") to the Registrant.

There were no other fees billed for tax services by E&Y to service affiliates for the fiscal years ended 2/28/13 and 2/29/12, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no fees billed for any other non-audit services rendered by E&Y to service affiliates for the fiscal years ended 2/28/13 and 2/29/12, respectively, that required pre-approval by the Audit Committee.

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(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e) (2) Not Applicable.

(f)  Not Applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant ("Service Affiliates") were $5.9 and $4.8 million for the fiscal years ended 3/31/12 and 3/31/11, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by the E&Y to Service Affiliates.

(h) Yes.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended.  Currently, Messrs. Rodney A. Buck, David B. Chemidlin, E. Han Kim and Chor Weng Tan are members of the Audit Committee.

(b)           Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 2/28/13 are included in the report to shareholders filed under Item 1 of this Form.

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ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

NOMURA ASSET MANAGEMENT

April 1, 2013

1.	General Policy

Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries (collectively, “Nomura Asset Management”) serve as the investment adviser to a wide range of clients, including pooled investment vehicles. This Policy reflects our duty as a fiduciary under various regulations to vote proxies in the best interests of our clients. In fulfilling our obligations to clients, Nomura Asset Management will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. We will engage companies in which we invest on behalf of our clients on our “Principles on Corporate Governance of Portfolio Companies.” in order to enhance our mutual understanding and to seek changes in their company practice.

2.	Proxy Voting Guidelines

Nomura Asset Management will closely examine the voting agenda of a company that meets one or more of the conditions listed below. Where we believe that a specific agenda item is not in the best interests of shareholders, Nomura Asset Management will decide either to vote against or to abstain from voting on the item.

(1)
The company has violated the law, including engaging in criminal activities or fraudulent accounting practices. We have determined that the company has engaged activities that are inconsistent with overarching principles of corporate governance, including those related to social, ethical and environmental issues. However, we do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	The auditor’s opinion on the company is qualified.
(3)	The company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.
(4)	The company continuously reports sluggish business performance and poor investment returns, and where we consider management’s efforts for improvement to be inadequate.
(5)	The company accumulates a large amount of financial assets which we believe are not used effectively and/or are not distributed to shareholders adequately.
(6)	The company’s business and financial strategies are deemed to be not in the best interest of shareholders.
(7)	The composition and/or size of the company’s board of directors or the composition of its statutory auditors is deemed to be inadequate, and not in the shareholders’ best interests.
(8)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which we determine not to be in shareholders’ best interests.

3.	Positions on Specific Issues

The issues discussed below are not exhaustive and do include all potential voting issues. Because voting issues and the circumstances of individual companies are so varied, there may be instances when Nomura Asset Management may not vote in strict adherence to the Policy.

(1)	Election of Directors

Nomura Asset Management votes in favor of candidates for a company’s board of directors that are nominated by the company’s management when it is determined that such candidates would best serve shareholders’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any activities that raise corporate governance concerns, including social misconduct, or any activity that we deem is not in the best interest of shareholders, we will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, taking into account the competence and experience of the candidates.

We will evaluate proposals advocating classification or staggered board of directors on a case-by-case basis. We would oppose such a proposal if we determine that it raises corporate governance concerns.

Because the outside directors of Japanese companies that have adopted the committee system play an especially crucial role in each of the three committees (the nominating, compensation, and audit committees) we pay special attention to the directors’ qualifications, such as their independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of a director for such office are judged upon careful review of and thorough assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and are expected to function adequately for that purpose.

Where the company has engaged in activities that raise corporate governance concerns, including social misconduct, or have engaged in illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.

It is desirable that outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Executive Compensation

Nomura Asset Management votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that we believe are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in social misconduct, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

①Distribution policy
In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

②Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. Nomura Asset Management will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

③Issuance of preferred and other classes of shares

Nomura Asset Management will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6)	Corporate Actions

①Mergers, acquisitions and other corporate restructurings

Nomura Asset Management reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on the company’s shareholders.

②Anti-takeover measures
Nomura Asset Management will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress a company’s market value.

4.	Conflict of Interests

In exercising voting rights, material conflicts of interest may arise (for example, Nomura Asset Management may have a material business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a material conflict of interest arises, Nomura Asset Management shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by one or more third-party proxy voting service vendors.

With respect to shares of Nomura Holdings, Inc. and its affiliated companies that are held in client portfolios, we shall seek advice from one or more third-party proxy voting service vendors.

Our approach in identifying and handling material conflicts of interest is more fully described in our policy document “Organizational Structure and Decision-Making Process for the Exercise of Proxy Voting Rights.”

5.	Other Considerations

(1)	Non-voting cases

Nomura Asset Management may be unable to vote or may determine to refrain from voting in certain circumstances. The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:

①Securities Lending: Various client accounts may participate in a securities lending program. Because title to loaned securities passes to the borrower, Nomura Asset Management will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nomura Asset Management has investment discretion, however, it may reserve the right to instruct the lending agent to recall the loaned security where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of recalling the security.

②Share Blocking: Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. In such cases, we may not vote the effected shares.

③Re-registration: In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent us from exercising its investment discretion to sell shares held in clients’ portfolios for a substantial period of time. The decision process in blocking countries as discussed above is employed in instances where re-registration is necessary.

④Other Considerations: Lack of adequate information and untimely receipt of proxy materials may make it disadvantageous to vote proxies in every instance. In addition, we may not vote proxies in circumstances where the cost of voting the proxy outweighs the possible benefit to the client.

Principles of Corporate Governance for Portfolio Companies NOMURA ASSET MANAGEMENT March 1, 2011

1.	Purpose of the Principles

NOMURA ASSET MANAGEMENT believes it is important for companies to manage their business operations with due consideration for shareholders’ interests and to enhance long-term enterprise value. In order to achieve this, it is crucial for a company’s corporate governance to function adequately. As an investment manager, we have established basic corporate governance principles (described below) that we look for in companies held within the portfolios that we manage.

We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe companies that follow these principles will operate their businesses with autonomy in a way that enhances shareholders’ interests and enterprise value over the long term.

2.	Corporate Social Responsibilities

NOMURA ASSET MANAGEMENT believes that companies can enhance their long-term enterprise value if they judge and act in a proper manner as corporate citizens. The process known as “Compliance Management” works as a premise for companies to make proper judgments and take appropriate action. Aspects of corporate behavior that should be monitored under “Compliance Management” include not only laws and regulations, but also commonly agreed practices, societal norms, and even internal rules and regulations.

Moreover, we believe that a company’s “proper” efforts in relation to issues that are included within the “ESG” framework, such as global environmental and social issues will lead to enhanced long-term enterprise value.

3.	Ideal Form of Corporate Governance

NOMURA ASSET MANAGEMENT believes the following requirements should be met for the corporate governance practices of a company to enhance long-term enterprise value:

(1)	The board consists of an adequate number of directors qualified for rendering proper business judgments and effective functioning.

(2)	The statutory auditors and the audit committee are qualified to audit the activities of the business and function effectively.

(3)	Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.

(4)	Executive compensation is well balanced and consistent with long-term enterprise value creation, and appropriate management incentives are in place.

(5)	Corporate governance systems are in place to ensure sufficient internal control in terms of compliance and internal auditing.

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4.	Accountability through Disclosure

NOMURA ASSET MANAGEMENT will request that companies uphold their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will request sufficient disclosure and  explanation as well as corrective measures with respect to any illegal or antisocial activity if any.

5.	Dialogue with Companies

NOMURA ASSET MANAGEMENT, as an investment manager, will establish dialogue with the companies in which it invests regarding their efforts to manage or improve corporate governance issues. This ongoing dialogue with companies allows us to evaluate the status of company’s corporate governance and sustainability, and to confirm the realization of warranted enterprise value.

Where no continued appreciation of enterprise value is recognized in a company, or where the company’s business performance or investment return has been sluggish, we will engage with the company to promote investors’ (beneficiaries’) interests by demanding that the company adopts corrective measures.

6.	Exercise of the Voting Rights

NOMURA ASSET MANAGEMENT will set up proxy voting policy in a manner consistent with the corporate governance principles stated above. We will vote proxies in accordance with the policy, and are ready to disclose voting results.

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ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) On December 13, 2010, Mr. Shinichi Tanaka became the Portfolio Manager for the Fund.  Mr. Tanaka is the Chairman of the Japan Smaller Capitalization Stock Selection Committee of Nomura Asset Management Co., Ltd.  He has been a member since 2005.  The Portfolio Manager is a CMA (Chartered Member of the Security Analysts Association of Japan) and Senior Portfolio Manager of the investment adviser of the Registrant. The Portfolio Manager has been with the investment adviser of the Registrant since 1997 as a portfolio manager and analyst. The Portfolio Manager is primarily responsible for the day-to-day portfolio management for the Registrant. The Portfolio Manager oversees investment decisions and activities and reviews research analysis.

      (2) As of March 31, 2013, the Portfolio Manager was primarily responsible for the day-to-day portfolio management for the Registrant, for one other pooled investment vehicle that is not a registered investment company under the 1940 Act (with total assets of 24.83 billion yen as of March 31, 2013) and for 6 other accounts (with total assets of 68.17 billion yen as of March 31, 2013). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) The Portfolio Manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the Portfolio Manager's compensation is applied across all accounts managed by the Portfolio Manager. Generally, the Portfolio Manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the Portfolio Manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the Portfolio Manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the Portfolio Manager's accounts, measured on a pre-tax basis for rolling three-year periods against the Russell / Nomura Small Cap Tm Index. The quantitative scoring for purposes of the bonus comprises 60 percent of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the Portfolio Manager's contribution to the Registrant's investment adviser. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation.

(4) As of March 31, 2013, the Portfolio Manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable

(b)	Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets at least annually to identify and evaluate nominees for Director and makes its recommendations to the Board.

The Committee has adopted the following criteria for selecting and appointing Independent Directors to fill vacancies among the Independent Directors:

(1)    The candidate must not be an "interested person" of the Fund and shall be "disinterested" in terms of both the letter and spirit of the Investment Company Act of 1940.

(2)    The candidate must have the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Fund and to protect the interests of Fund shareholders.

(3)    The candidate must have substantial expertise, experience or relationships relevant to the business of the Fund, and/or knowledge of investments and finance.  Knowledge of and experience in the Asia Pacific region are desirable attributes.

(4)    The candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of Directors as a whole.

(5)    At least one Independent Director must qualify as an "audit committee financial expert", as such term is defined in Item 401 of Regulation S-K and as further specified in the Audit Committee Charter of the Fund.

(6)    The candidate should have the ability to attend at least four in-person regulat meetings per year and to be available to participate by teleconference in meetings of the Committee and periodic special meetings of the Fund which may be called upon short notice.  The candidate should also be willing and able to travel to Asia to meet with portfolio management teams and investment officials employed by the investment managers for the Fund.

(7)    An Independent Director may serve up to the age of 72.  An Independent Director may continue to serve if, in the judgment of the Nominating Committee, he or she continues to meet all of the criteria established above and is able to participate fully in meetings of the Board of Directors and carry out his or her responsibilities as an Independent Director of the Fund.

The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner. There have been no changes since January 1, 2006 to the procedures by which the Registrant's shareholders may recommend nominees to the Registrant's Nominating Committee.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1)	Code of Ethics.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Masashi Terachi
Masashi Terachi, President
(Principal Executive Officer)

Date: May 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Masashi Terachi
Masashi Terachi, President
(Principal Executive Officer)

Date: May 3, 2013

By: /s/ Robert Kleinman
Robert Kleinman, Treasurer
(Principal Financial Officer)

Date: May 3, 2013